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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - October 29, 2003
                        (Date of Earliest Event Reported)



                       UNIVERSAL AMERICAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                   No. 0-11321                    11-2580136
------------------------         ---------------              ----------------
(State of Incorporation)         Commission File              (I.R.S. Employer
                                                             Identification No.)

 Six International Drive, Suite 190,
         Rye Brook, New York                                     10573
-----------------------------------                            ----------
       (Address of principal                                    Zip Code
        executive offices)


       Registrant's telephone number, including area code: (914) 934-5200

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
 ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

           UNIVERSAL AMERICAN FINANCIAL CORP. (NASDAQ NATIONAL MARKET: UHCO) ("Universal American" or "the Company") today announced that on October 29, 2003 it completed a private placement of $20 million of thirty-year floating rate trust preferred securities (the "Capital Securities") through its newly formed Delaware statutory trust, Universal American Financial Corp. Statutory Trust IV (the "Trust"). The Trust will have the right to call the Capital Securities at par after five years from the date of issuance. The proceeds from the sale of the Capital Securities, together with proceeds of $619,000 from the sale by the Trust of its common securities to the Company (the "Common Securities"), were invested in Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company due 2033 (the "Subordinated Debt Securities"). The Common Securities, Capital Securities and the Subordinated Debt Securities have a floating rate, which resets quarterly, equal to the three-month LIBOR plus 3.95%, with a ceiling of 12.450% for the first five years. Currently, the interest rate on these securities is 5.11%.

           None of the Capital Securities, Common Securities or the Subordinated Debt Securities have been or will be registered under the Securities Act of 1933, as amended (the "Securities Act"), and each will only be offered and sold under an applicable exemption from registration requirements under the Securities Act.

           Six million dollars of the net proceeds of the Capital Securities will be used to prepay a portion of our existing $80 million credit facility and the balance will be used for general corporate purposes.

           Effective as of October 29, 2003, the Company entered into an amendment to our $80 million credit facility with a syndicate of lenders for which Bank of America, N.A. acts as administrative agent, to limit the required repayment from the proceeds of the Capital Securities to $6.0 million, to revise the loan repayment schedule to reflect the prepayment of principal and to amend the definition of Trust Preferred Securities to include the transaction discussed above.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.           Description
-----------           -----------

Exhibit 99.1          Press Release of Universal American dated November 4, 2003



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ITEM 9.    REGULATION FD DISCLOSURE.

           The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

           On November 4, 2003, the Company issued a press release setting forth the Company's third-quarter 2003 earnings. A copy of the Company's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

           This document may contain some forward looking statements, which involve a number of risks and uncertainties that could cause actual results to differ materially. These risk factors are listed from time to time in the Company's SEC reports.
















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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   UNIVERSAL AMERICAN FINANCIAL CORP.

                                   By: /s/ Richard A. Barasch
                                       --------------------------------------
                                       Name: Richard A. Barasch
                                       Title: President and
                                               Chief Executive Officer


Date: November 13, 2003














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                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
-----------          -----------

Exhibit 99.1         Press Release of Universal American dated November 4, 2003


























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